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                                                                    EXHIBIT 32.2

                                CERTIFICATION OF
                     J. ROE BUCKLEY/CHIEF FINANCIAL OFFICER
                      OF MEWBOURNE DEVELOPMENT CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350


         I, J. Roe Buckley, Chief Financial Officer of Mewbourne Development Corporation, Managing General Partner of Mewbourne Energy Partners 00-A, L.P., (the "Registrant"), hereby certify that the accompanying report on Form 10-Q, for the quarterly period ended June 30, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Registrant fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                 /s/ J. Roe Buckley
                                          --------------------------------------
                                          Name: J. Roe Buckley
                                          Date: August 13, 2003